UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2021

Viking Energy Group, Inc.
(Exact name of registrant as specified in its charter)

NV	000-29219	98-0199508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15915 Katy Freeway Suite 450, Houston, TX	77094
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 404-4387

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Viking Energy Group, Inc. (“Viking”) is filing this Current Report on Form 8-K/A (“Amendment No. 1”) to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 18, 2021 (the “Initial Report”) to (i) supplement the financial information provided with the Initial Report, to include the pro forma effects of the Disposition (as defined below) on Viking’s oil and gas reserves and the standardized measure of future net cash flows on each, based on the information disclosed in Viking’s annual report for the fiscal year ending December 31, 2020; (ii) to revise the pro forma financial information presented for the year ended December 31, 2020, to reflect the recognition of deemed dividends associated with modifications of Viking’s Company’s Series C Preferred Stock; and (iii) provide additional narrative relative to the rationale behind the Disposition.

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Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 12, 2021, Viking entered into an Assignment of Membership Interests (the “Assignment Agreement”) with TO Elysium 2021, L.L.C. (“Assignee”), pursuant to which Viking assigned all of its membership interests in Elysium Energy Holdings, LLC (“Holdings”) to the Assignee, effective October 12, 2021 (such assignment the “Disposition”).

Holdings is the owner of all of the membership interests in Elysium Energy, LLC (“Elysium Energy”), which owns all of the membership interests of Elysium Energy LA, LLC (“Elysium LA”), Elysium Energy TX, LLC (“Elysium TX”), Turtle Bayou, L.L.C. (“Turtle Bayou”), Ramos Field, L.L.C. (“Ramos”), Point a La Hache, L.L.C. (“Point”), and Potash, L.L.C. (“Potash” and, together with Holdings, Elysium Energy, Elysium LA, Elysium TX, Turtle Bayou, Ramos, and Point, the “Elysium Entities”), which collectively owned approximately 70 producing wells, 19 salt water disposal wells, and 34 shut in wells as of June 30, 2021. The assets held by the Elysium Entities were acquired by the Elysium Entities in February 2020 from an affiliate of the Assignee (the “Original Acquisition”).

In connection with the Original Acquisition, the Elysium Entities entered into that certain Term Loan Agreement, dated as of February 3, 2020, by and among the Elysium Entities and 405 Woodbine LLC, as administrative agent, and the lenders signatory thereto (the “Term Loan”). The obligations under the Term Loan are secured by mortgages on the oil and gas leases of the Elysium Entities, a security agreement covering all assets of Elysium Energy, Elysium LA, Elysium TX, Turtle Bayou, Ramos, Point and Potash, and a pledge by Elysium Holdings of all if the membership interests in Elysium Energy. Viking is not a party to the Term Loan. Concurrent with the closing of the Original Acquisition and entrance into the Term Loan in February 2020, Elysium Energy also entered into one or more hedge contracts with respect to a certain percentage of the estimated oil and gas production from Elysium Energy’s oil and gas assets, expiring on or about August 2022.

The consideration for the conveyance of the Elysium Entities by Viking was the assumption by Assignee of all of the obligations associated with the Elysium Entities. Please see the pro forma financial statements provided herewith as Exhibit 99.1 for more detailed information on treatment of the transactions under the Assignment Agreement.

At the time of the disposition, the Elysium Entities were current with debt service payments under their loan agreements.  Below is a list of several factors impacting Viking’s decision to enter into the Assignment Agreement to effect the Disposition:

•

Viking had previously taken steps to execute on its diversification strategy, including having completed transactions as disclosed in Viking’s Current Reports on Form 8-K filed with the SEC on August 9, 2021, and August 23, 2021.

•

The financing agreements to which the Elysium Entities were a party contained (i) high interest rates in Viking’s view, and (ii) hedge contracts limiting the price for which the associated hydrocarbons could be sold.

•

The financing arrangements were isolated to the Elysium Entities (Viking was not a party to the loan agreements), and the large majority the cash flow generated by the Elysium Entities was ring-fenced at each subsidiary pursuant to requirements in the loan agreements. Accordingly, there was limited cash flow to Viking except for minor administrative fees and certain allowances. Any surplus cash flow was required to remain at the Elysium level.

•

In Viking’s view, enhancing the asset value of the Elysium Entities would have required significant additional equity contributions for development. Viking did not believe that additional equity contributions were in the best interest of Viking’s shareholders, given the existing Elysium debt arrangements.

•	Strategically, Viking believed its stockholders would be better served by transferring ownership of Holdings to a third party, which reduced Viking’s overall indebtedness on a consolidated basis.

The foregoing description of the Assignment Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified by, the full text of the Assignment Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Pro Forma Financial Information

The unaudited pro forma financial statements of Viking as of and for the six months ended June 30, 2021 and year ended December 31, 2020, in each case giving effect to the transactions under the Assignment Agreement and other transactions, are set forth in Exhibit 99.1 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
2.1	Assignment of Membership Interests
99.1	Unaudited Pro Forma Financial Statements of Viking Energy Group, Inc.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIKING ENERGY GROUP, INC.

Date: April 19, 2022	By:	/s/ James A. Doris
	Name:	James A. Doris
	Title:	Chief Executive Officer

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